                                CONVEYANCE OF
                             PRODUCTION PAYMENT

     THIS CONVEYANCE OF PRODUCTION PAYMENT (this "Conveyance"), dated this _____ day of November, 1996, is from MERCURY EXPLORATION COMPANY, a Texas corporation, whose address is 1619 Pennsylvania Ave., Fort Worth, Texas 76104 ("Grantor"), to MCNIC OIL & GAS f/k/a SUPPLY DEVELOPMENT GROUP, INC., a Michigan corporation, whose address is 150 W. Jefferson Avenue, Suite 1900, Detroit, Michigan 48226 ("Grantee").

     WHEREAS, Grantor is the owner of the undivided interests in and to the oil and gas properties described in Exhibit A hereto (as defined below, collectively, the "Subject Interests"), and has agreed to sell and convey to Grantee as a production payment a limited term interest in such Subject Interests; and

     WHEREAS, capitalized terms used herein shall have the meanings given to them in Article II hereof, unless such terms are otherwise defined herein;

     NOW, THEREFORE, know all by these present:


                                  ARTICLE I
                                 CONVEYANCE

     Section 1.1 CONVEYANCE OF INTEREST. For and in consideration of Ten Dollars ($10.00) cash and other good and valuable consideration to Grantor in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, SETS OVER and DELIVERS unto Grantee, as a production payment (the "Production Payment"), a limited term interest in each of the Subject Interests and in and to the Oil in and under and that may be produced and saved from the Subject Interests equal to the respective Production Payment Interest applicable to each Subject Interest but not to exceed during any Month the Subject Quantity of the first Oil produced and saved from all of the Subject Interests during such Month, together with all and singular the rights and appurtenances thereto in anywise belonging.

     TO HAVE AND TO HOLD the Production Payment unto Grantee, its successor and assigns forever, subject to the following terms, provisions and conditions.

     Section 1.2 NON-OPERATING, NON-EXPENSE BEARING INTEREST. The Production Payment conveyed hereby is a non-operating, non-expense bearing limited term interest in and to the Subject Interests (being a real property interest), free of all cost, risk and expense of production, operations, storage, gathering, handling, processing, treating, transporting and delivery prior to delivery to Grantee or Grantee's credit at the relevant Delivery Point. In no event shall Grantee ever be liable or responsible in any way for payment of any costs, expenses or liabilities attributable to the Subject Interests (or any part thereof) or incurred in connection with the production, saving or delivery of Production Payment Oil prior to delivery to Grantee or Grantee's credit at the relevant Delivery Point. This Conveyance is an absolute conveyance of a real property interest.

     Section 1.3 TERMINATION. The Production Payment shall remain in full force and effect until the Termination Date. At the Termination Date, all rights, titles and interests herein conveyed shall automatically terminate and vest in Grantor, and within 30 days after request by Grantor, Grantee shall execute and deliver such instrument or instruments as may be necessary to evidence the termination of the Production Payment. In the event any individual Subject Interest (or portion thereof, as applicable) should terminate before the Termination Date and not be extended, renewed or replaced, the Production Payment no longer shall apply to that particular Subject Interest (or such portion thereof, as applicable), but the Production Payment shall remain in full force and effect and undiminished as to all remaining Subject Interests (and the remaining portion of such Subject Interest, as applicable), and neither the Subject Quantity nor the Adjustment Amount shall ever be reduced or diminished solely by reason of the termination of an individual Lease (or the termination of a Lease as to such portion thereof, as applicable).

     Section 1.4 DELIVERY TO GRANTEE. The Production Payment Oil shall be delivered to Grantee, or to the credit of Grantee, free of cost to the purchaser of Oil at the relevant Delivery Point. As between Grantor and Grantee, Grantor shall be in exclusive control and possession of the Production Payment Oil deliverable hereunder and responsible for any loss, damage or injury caused thereby until the same shall have been delivered to Grantee, or to the credit of Grantee, at the relevant Delivery Point, after which delivery Grantee shall be deemed to be in exclusive control and possession thereof and responsible for any loss, injury or damage caused thereby. To the extent it has the right to do so, Grantor hereby grants to Grantee, easements and rights-of-way over and across the lands pooled, communitized and/or unitized therewith, together with rights of ingress and egress to go on or about such lands for purposes of receiving, accepting and taking Production Payment Oil at the relevant Delivery Point.

     Section 1.5 CERTAIN LIMITATIONS. The Production Payment and the recovery of the Production Payment Oil shall be subject to the following:

     (a) Grantee shall look solely to the Production Payment Oil for satisfaction and discharge of the Production Payment. However, the foregoing sentence shall not relieve Grantor of any obligations under this Conveyance and the Production Agreement or any obligation to respond in damages for any breach of this Conveyance or the Production Agreement.

     (b) Each Month prior to and including the Termination Date, the Production Payment shall apply to each of the Subject Interests, and the Production Payment Oil delivered to Grantor or to Grantor's credit as provided in Section 1.04 of this Conveyance shall be credited and applied as follows: first, to the delivery of the Scheduled Amount for such Month, then to the delivery of the Adjustment Amount, if any, for such Month.

     (c) The occurrence of an event of Force Majeure shall not suspend or affect the calculation of the Adjustment Amount hereunder.

     Section 1.6 MEASUREMENT. Measurement of Oil (expressed in Barrels) shall be determined in accordance with generally accepted industry practices in effect at the Date and place of delivery.

     Section 1.7 ROYALTIES; TAXES. The Production Payment shall be free of (and without deduction therefrom of) any and all Production Burdens and shall bear no part of same; the Subject Interests shall be burdened with, and Grantor shall timely pay, all such Production Burdens, and Grantor shall defend, indemnify and hold Grantee harmless from and against any loss or claim with respect to any such Production Burden or any claim by the owners or holders of such interests. The Production Payment and the Production Payment Oil actually produced and delivered to or for the account of Grantee shall be subject to and bear a proportionate share of the severance taxes imposed upon such delivered Oil only and Grantee shall be responsible for and pay (or cause to be paid) such severance taxes in accordance with applicable law. For purposes of this Conveyance only, the parties have agreed that the Production Payment Oil shall be subject to a severance tax rate of 5.76%, regardless of applicable law. Grantor shall be responsible for and pay for any severance tax imposed by applicable law upon the Production Payment Oil which is in excess of the agreed upon rate of 5.76%. If the severance tax imposed by applicable law on the Production Payment Oil is less than the agreed upon rate of 5.76%, Grantor shall be entitled to retain the difference. Except with respect to such share of severance taxes, Grantor shall bear and pay all Taxes (as such term is defined herein), liens upon or imposed with respect to the Subject Interests (including the Production Payment and the Production Payment Oil), the Production Payment Oil being free of Taxes and delivered without deduction of any kind for Taxes.

     Section 1.8 MORTGAGE, ASSIGNMENT OR POOLING BY GRANTOR. Prior to the Termination Day, (i) Grantor shall not mortgage, pledge or hypothecate the Subject Interests or any part thereof or create or allow there to remain any lien or security interest on or against any Oil produced therefrom, and (ii) Grantor shall not assign, sell, convey, pledge or otherwise transfer the Subject Interest or any part hereof unless Grantee expressly consents thereto in writing, the Transferee expressly agrees to assume and perform all of Grantor's obligations under this Conveyance, and such sale transfer or assignment is made and expressly subject and subordinate to this Conveyance. Any purported mortgage, pledge, hypothecation, lien, security interest, assignment, sale, conveyance or other transfer in contravention of the foregoing terms shall be null and void.

     Section 1.9 TITLE. Grantor warrants and represents that the Leases are valid and subsisting oil and gas leases covering the lands and tracts described in Exhibit A and that Grantor's ownership of the Subject Interests entitles Grantor to a net revenue interest not less than the net revenue interests identified on Exhibit A. Grantor hereby binds Grantor and Grantor's successors and assigns, to warrant and forever defend all and singular title to the Production Payment and the Production Payment Oil, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof. There is also hereby conveyed to Grantee, by way of substitution and subrogation, all rights of warranty and contractual representations or covenants of any kind or nature held by Grantor against any of Grantor's respective predecessors in title.

                                 ARTICLE II
                                 DEFINITIONS

     As used herein and in the exhibits hereto, the following terms shall have the respective meanings ascribed to them below;

     "Adjustment Amount" means, as of the commencement of any Month commencing after October, 1996, the Adjustment Amount as of the beginning of the prior Month plus the Production Payment Deficiency, if any, for such prior Month.

     "Barrels" means 42 United States standard gallons of 231 cubic inches per gallon at 60 degrees Fahrenheit.

     "Conveyance" means this Conveyance of Production Payment, as the same may be amended, supplemented, restated or otherwise modified from Date to Date.

     "Delivery Point" means for each Subject Interest described on Exhibit A the points or points in or near the field where oil produced from a Well in such field is customarily delivered to the purchaser thereof.

     "Force Majeure" means acts of God, strikes, lockouts, or other industrial disturbances, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints and prohibitions of government, either federal or state, inability to obtain necessary materials, supplies (other than Oil), or permits due to existing or future rules, orders, or laws of governmental authorities (both federal and state), civil disturbances, explosions, sabotage, breakage or accident to machinery or lines of pipe, freezing of lines of pipe, interruption or curtailment of firm or interruptible transportation services provided by third party transporters, and any other causes whether of the kind herein enumerated or otherwise, which are not anticipated at the date of execution hereof, which are not within the control of the party claiming suspension and which by the exercise of due diligence such party could not have prevented or is unable to overcome. By way of illustration, the term "Force Majeure" shall not include shutdowns or interruptions due to routine maintenance, repairs or workovers; or depletion of reserves.

     "Lands" means the lands covered by a Lease, lands included in a Unit and lands within an area covered by a unitization, communitization or pooling agreement or order.

     "Lease" means an oil, gas and/or other mineral lease described with particularity in Exhibit A hereto as to all Lands and depths described in such lease, together with any renewal or extension of such lease (as to all or any portion thereof), and any replacement lease taken upon or in anticipation of the expiration or termination of such lease and all renewals and extensions of such replacement leases.

     "Month" means the period beginning at 7:00 a.m. EST on the first day of a calendar month and ending 7:00 a.m. EST on the first day of the immediately following calendar month.

     "Oil" means crude oil, condensate and other liquid oil recovered at or near the wellhead, including liquid oil recovered by use of conventional separators.

     "Production Agreement" means the Production and Delivery Agreement executed on the date of this Conveyance, by and between Grantor and Grantee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Production Burdens" means all royalty interests, overriding royalty interests, production payments net profits interests or other similar non-operating interests that constitute a burden on and are measured by, or are payable out of, the production of Oil or the proceeds realized from the sale or other disposition of Oil other than Taxes and assessments of governmental authorities.

     "Production Payments" shall have the meaning given such term in Section
1.01 hereof.

     "Production Payment Deficiency" means, for each Month, an amount equal to the quantity (expressed in Barrels) of Production Payment Oil actually received by Grantee during such Month subtracted from the Scheduled Amount for such Month.

     "Production Payment Interest" means, with respect to each Subject Interest, 95% of the net revenue interest specified in Exhibit "A" as to such Subject Interest.

     "Scheduled Amount" means 700 Barrels of Oil per day multiplied by the number of days in such Month.

     "Subject Interests" or "Subject Interest" means the respective undivided interests of Grantor set forth in Exhibit A in and to Leases, Units or Wells described in Exhibit A and the interests of Grantor arising therefrom in all Oil produced from or allocated or attributable to such interests and in all lands now or hereafter pooled, communitized or unitized therewith, all as the same shall be enlarged by the discharge of any burdens or by the removal of any charges or encumbrances to which any of the same may be subject as of the date hereof or decreased as a result of any burden, charge or encumbrance set forth in Exhibit A as to such Leases, Wells or Units, and any and all renewals and extensions of any of the same.

     "Subject Lands" shall mean the Lands and depths described in Exhibit A (where no depth limit is specified, the Subject Lands shall include all depths).

     "Subject Quantity" means for a Month the quantity of Oil equal to the sum of (a) the Scheduled Amount of Production Payment Oil for such Month, plus (b) the Adjustment Amount for such Month.

     "Taxes" means all ad valorem, property, occupation, gathering, pipeline, windfall profit, severance, gross production, excise, energy, federal income, state income, franchise, single business tax and other taxes, governmental charges and assessments levied or imposed on any of the Subject Interests, the Production Payment or the Production Payment Oil prior to delivery at the relevant Delivery Point, other than (a) federal income tax, state income taxes, franchise taxes levied against Grantee and any other taxes levied against the overall net income or gross receipts of Grantee and (b) severance taxes levied or imposed on and attributable solely to the Production Payment Oil actually delivered to or for the account of Grantee at each Delivery Point.

     "Termination Date" means the date upon which Grantor has delivered to Grantee or to Grantee's credit, 320,000 Barrels of Production Payment Oil.

     "Unit" means the drilling or spacing Unit for a Well as approved by the Department of Natural Resources or the equivalent department in the state in which the Well is located.

     "Wells" means a well now located on the Subject Lands or hereafter drilled on the Subject Lands, and any other wells now or hereafter located on lands or leases pooled, unitized or communitized with the Subject Interest.


                                 ARTICLE III
                                MISCELLANEOUS

     Section 3.1 PROTECTION TO PURCHASERS. No company or person purchasing the Production Payment Oil shall be required to take notice of, or keep informed concerning the termination of the Production Payment, until actual receipt of notice from Grantee advising such company or person of such termination.

     Section 3.2 GOVERNING LAW. THIS CONVEYANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN, EXCEPT TO THE EXTENT THE LAWS OF ANY OTHER STATE ARE MANDATORILY APPLICABLE.

     Section 3.3 SUCCESSOR AND ASSIGNS. The provisions and conditions contained in this Conveyance shall run with the land and the respective interests of Grantor and Grantee and (subject to the restrictions in Section 1.08) shall be binding upon and inure to the benefit of Grantor and Grantee and their respective successors and assigns. All references herein to either Grantor or Grantee shall include their respective successors and assigns.

     Section 3.4 COUNTERPART EXECUTION; RECORDATION. This Conveyance may be executed in multiple originals all of which shall constitute one and the same Conveyance; provided, however, in order to facilitate recording of this Conveyance in the public records of each of the jurisdictions in which the Leases are located, the exhibits attached to a counterpart recorded in a single jurisdiction may contain only those pages (or portions thereof) which apply to properties located in such jurisdiction.

     Section 3.5 PARTIAL INVALIDITY. Except as otherwise expressly stated herein, in the event any provision contained in this Conveyance shall for any reason be held invalid, illegal or unenforceable by a court or regulatory agency of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any of the remaining provisions of this Conveyance, which shall remain in full force and effect.

     THIS CONVEYANCE is executed as of the day first above written but effective for all purpose as of the 1st day of October, 1996.

GRANTOR:                             GRANTEE:

MERCURY EXPLORATION COMPANY          MCNIC OIL & GAS

                                   EXHIBIT "A"

AMKIRK UNIT
CAMPBELL COUNTY, WYOMING

LEASES AND LANDS:

     Lessor:   USA Lease W-040048
     Date:     April 1, 1956
     Recorded: Book 80, Page 212, Campbell County records
     Insofar and only insofar as it covers:
          TOWNSHIP 46 NORTH, RANGE 70 WEST, 6TH P.M.
          Section 5:     Lots 16, 17
          Section 6:     Lots 13, 15 (below 9000'), 17, 22
          Section 7:     Lots 5, 7, 12
          Campbell County, Wyoming

     Lessor:   USA Lease W-117509
     Date:     April 1, 1956
     Recorded: Book 80, Page 212, Campbell County records
     Insofar and only insofar as it covers:
          TOWNSHIP 46 NORTH, RANGE 70 WEST, 6TH P.M.
          Section 6:     Lots 14, 16, 18, 21, 23
          Section 7:     Lots 6, 11
          from the surface down to the stratigraphic equivalent of 10,475' found in #1 Amkirk Fed.
          Sec. 8:   Lot 4 from the surface down to the stratigraphic equivalent of 10,475' found in #1 Evergreen Fed.
          Campbell County, Wyoming

WELLS                        API NO.
-----                        -------
1                            4900505005
2                            4900505008

SOUTH CASPER CREEK FIELD
NATRONA COUNTY, WYOMING

LEASES AND LANDS:

     Lessor:   USA C-037866
     Lessee:   Morton Oil Company
     Date:     April 1, 1952
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 83 WEST, 6TH P.M.
          Section 3:     Lot 4

          TOWNSHIP 34 NORTH, RANGE 83 WEST, 6TH P.M.
          Section 28:    SE/4SE/4
          Section 33:    E/2NW/4, S/2NE/4, N/2SE/4, SE/4SE/4
          Section 34:    SW/4, SW/4NW/4
          Natrona County, Wyoming

     Lessor:   USA C-037867
     Lessee:   Fargo Oil Company Date July 1, 1941
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 83 WEST, 6TH P.M.
          Section 2:     SW/4NW/4, W/2SW/4
          Section 3:     Lots 1, 2, 3, S/2NE/4, SE/4, S/2NW/4, NE4SW/4
          TOWNSHIP 34 NORTH, RANGE 83 WEST, 6TH P.M.
          Section 34:    SW/4SE/4
          Natrona County, Wyoming

WELLS                        API NO.
-----                        -------
1-10-34                      4902505784
1-13-34                      4902521278
1-14-34                      4902505769
2-9-34                       4902505786
2-11-34                      4902521386
3-9-34                       4902521276
3-12-34                      4902505777
3-13-34                      4902521372
4-12-34                      4902505770
4-14-34                      4902505772
16-9-33                      4902521275
18                           4902505712
31                           4902505724
39                           4902521148
1-12-2                       4902521317
2-6-2                        4902521312
3-9-2                        4902521313
3-12-2                       4902521314
4-10-2                       4902521326
7                            4902505729
16                           4902505727
21                           4902505721
22                           4902510105
25                           4902505751
26                           4902505754
27                           4902505725
2B                           4902505747
29                           4902505730

30                           4902505739
32                           4902505743
33                           4902510106
38                           4902520853
40                           4902521149
42                           4902521186
43                           4902521184
44                           4902521185
45                           4902521216
47                           4902521227
48                           4902521240
49                           4902521211
50                           4902521212
53                           4902521215
54                           4902521241
10-4-3                       4902522417
10-6-3                       4902522252
10-10-3                      4902521315
11-5-3                       4902521351
11-8-3                       4902522416
11-11-3                      4902521325
12-7-3                       4902521350
12-10-3                      4902521316
13-8-3                       4902521348
14-6-3                       4902522385
14-7-3                       4902521347
14-12-3                      4902521323
14-13-3                      4902521322
15-12-3                      4902521319
16-10-3                      4902521346
9-8-3                        4902522422
2-8-2                        4902524424
14-11-3                      4902522423
4-12-2                       4902522490
2-14-2                       4902522491

SOUTH CENTRAL CUT BANK SAND UNIT
GLACIER COUNTY, MONTANA

LEASES AND LANDS:

     Lessor:   USA M-049432
     Date:     June 1, 1948
     Recorded: information not available
     Insofar and only insofar as it covers:

          TOWNSHIP 32 NORTH, RANGE 5 WEST, MPM
          Section 3:     NW/4SW/4
          Section 4:     NE/4SE/4
          Glacier County, Montana

     Lessor:   USA M-052654
     Date:     September 1, 1962
     Recorded: Book 28, Page 69, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 32 Lot 3
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:   USA GF-078695b
     Date:     April 1, 1959
     Recorded information not available
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 28:    NW/4SW/4
          Section 29:    SE/4NE/4, NE/4SE/4
          Glacier County, Montana

     Lessor:   State of Montana 2466-50
     Date:     February 17, 1950
     Recorded: Book 31, Page 441, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 34 NORTH, RANGE 6 WEST, MPM
          Section 36:    NE/4
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:   State of Montana 2874-51
     Date:     October 30, 1951
     Recorded: information not available
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 16: W/2 exe. G.N.R.R. R/W - oil rights only
          Glacier County, Montana

     Lessor:   State of Montana 3917-52
     Date:     December 19, 1952
     Recorded: information not available
     Insofar and only insofar as it covers

          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 12:    SE/4SE/4
          Glacier County, Montana

     Lessor:   Hyke
     Date:     October 27, 1932
     Recorded: Book 4, Page 16, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 34 NORTH, RANGE 6 WEST, MPM
          Section 25:    E/2SE/4, SW/4SE/4
          Glacier County, Montana

     Lessor:   Federal Land Bank of Spokane
     Date:     November 20, 1931
     Recorded: Book 4, Page 215, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 30:    Lot 4, SE/4SW/4
          Glacier County, Montana

     Lessor:   Vale
     Date:     August 13, 1932
     Recorded: Book 4, Page 130, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 30:    SW/4SE/4
          Glacier County, Montana

     Lessor:   McDougall
     Date:     October 19, 1931
     Recorded: Book 3, Page 388, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 31:    Lot 1, NE/4NW/4, Lot 2, SE/4NW/4
          Glacier County, Montana

     Fee Minerals
     Insofar and only insofar as it covers:
          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 31:    NW/4NE/4
          Glacier County, Montana

     Lessor:   O'Brien
     Date:     October 8, 1931
     Recorded: Book 3, Page 354, Glacier County records
     Insofar and only insofar as it covers

          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 31:    SE/4SE/4,
          Section 32:    W/2SW/4, W/2E/2SW/4 - oil rights only
          Glacier County, Montana

     Lessor:   Simero
     Date:     October 16, 1931
     Recorded: Book 3, Page 464, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     W/2 Lot 2, Lot 3, SE/4NW/4, W/2SW/4NE/4
          Section 6:     S/2NE/4, N/2SE/4 - oil rights only
          Glacier County, Montana

     Lessor:   Eisler, et ux
     Date:     December 19, 1931
     Recorded: Book 4, Page 42, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     NE/4SW/4, W/2NW/4SE/4 - oil rights only
          Glacier County, Montana

     Lessor:   Maltby
     Date:     October 9, 1931
     Recorded: Book 3, Page 492, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     SE/4SE/4
          Section 8:     E/2NE/4
          Glacier County, Montana

     Lessor:   Coburn, et ux
     Date:     March 26, 1932
     Recorded: Book 3, Page 551, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     SE/4SW/4, SW/4SE/4
          Section 8:     NE/4NW/4, NW/4NE/4 - oil rights only
          Glacier County, Montana

     Lessor:   Harlan et ux
     Date:     August 20, 1932
     Recorded: Book 3, Page 612, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     SW/4SW/4

          Section 8:     NW/4NW/4
          Glacier County, Montana

     Lessor:   Ritchie
     Date:     December 14, 1932
     Recorded: Book 4, Page 169, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 5:     Lot 4, SW/4NW/4, NW/4SW/4
          Section 6:     Lot 1
          Glacier County, Montana

     Lessor:   Gaines, et al
     Date:     October 9, 1931
     Recorded: Book 4, Page 40, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 6: Lots 2, 3, & 5, SE/4NW/4, EXCEPT: Beginning at the NW corner of said Lot 5; thence East 330 ft.; thence South 132 ft.; thence West 330 ft.; thence North 132 ft. to the pt. of beginning. That port of Lot 5 described as follows: Beginning at the NW corner of said Lot 5; thence East 370 ft.; thence South 132 ft.; thence West 330 ft.; thence North 132 ft.; to the point of beginning oil rights only
                         Glacier County, Montana

     Lessor:   Jennie Simero
     Date:     October 25, 1932
     Recorded: Book 4, Page 70, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST MPM
          Section 1:     SE/4NE/4, NE/4SE/4
          Glacier County, Montana

     Lessor:   Jones, et ux
     Date:     October 8, 1930
     Recorded: Book 2, Page 604, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 6:     Lot 6, NE/4SW/4, S/2SE/4
          Section 7:     N/2NE/4
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:    Connolly et al
     Date:      October 31, 1931
     Recorded:  Book 3, Page 450, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 6:     Lot 7, SE/4SW/4
          Section 7:     Lot 1, NE/4NW/4
          Glacier County, Montana

     Partial Mineral Interest in
          TOWNSHIP 33 NORTH, RANGE 5 WEST
          Section 2 portion of Lot 2

     Lessor:    Bailey,et al
     Date:      July 24, 1940
     Recorded:  Book 7, Page 38, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 7: Lot 2 except Westerly 10.91 acres thereof, Lots 3 & 4, NE/4SW/4 oil rights only
          Glacier County, Montana

     Lessor:    Whetstone, et ux
     Date:      October 31, 1931
     Recorded:  Book 3, Page 543, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 7:     SE/4NW/4, S/2NE/4
          Section 8:     S/2NW/4, SW/4NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Jacobson
     Date:      July 12, 1932
     Recorded:  Book 4, Page *, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 7:     N/2SE/4, SE/4SW/4
          Section 8:     N/2SW/4
          Section 17:    W/2NW/4
          Section 18:    E/2NW/4, S/2NE/4, NE/4SW/4
          Glacier County, Montana

     Lessor:    Mueller, et al
     Date:      October 10, 1931
     Recorded:  Book 4, Page 74, Glacier County records

     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH RANGE 5 WEST, MPM
          Section 7:     S/2SE/4
          Section 18:    N/2NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Van Ormer, et vir
     Date:      October 20, 1931
     Recorded:  Book 3, Page 500, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH RANGE 5 WEST, MPM
          Section 8:     SE/4, S/2SW/4
          Section 17:    E/2NW/4 oil rights only
          oil rights only
          Glacier County, Montana

     Lessor:    Benish
     Date:      July 12, 1962
     Recorded:  Book 28, Page 81, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 9:     SW/4NW/4
          oil rights only
          Glacier County, Montana

     Lessor:    Robb
     Date:      May 21, 1932
     Recorded:  Book 4, Page 81, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 9:     NW/4SW/4
          Glacier County, Montana

     Lessor:    Savage
     Date:      October 10, 1932
     Recorded:  Book 4, Page 138, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 9: NE/4SW/4 - oil plus gas rights from the surface to base of Cut Bank Sand
          Glacier County, Montana

     Lessor:    Peterson, et ux
     Date:      July 11, 1962
     Recorded:  Book 28, Page 83, Glacier County records
     Insofar and only insofar as it covers:

          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 9:     SE/4SW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Clarkson
     Date:      October 10, 1934
     Recorded:  Book 5, Page 70, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST MPM
          Section 9:     SW/4SW/4
          Glacier County, Montana

     Lessor:    Coover
     Date:      October 1, 1934
     Recorded:  Book 5, Page 17, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 17:    NE/4
          Glacier County, Montana

     Lessor:    Fuller, et vir
     Date:      November 27, 1931
     Recorded:  Book 3, Page 549, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 17:    SE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Hawkins
     Date:      October 15, 1931
     Recorded:  Book 3, Page 559, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 17:    SW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Barrington
     Date:      October 22, 1931
     Recorded:  Book 3, Page 545, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 18:    Lots 1, 2, 3, 4, SE/4SW/4, W/2SE/4
          Section 19:    W/2NE/4, E/2NW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Hammond
     Date:      July 10, 1962
     Recorded:  Book 28, Page 85, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 13:    NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Exxon
     Lessee:    Fourmile Corp
     Date:      February 1, 1994
     Recorded:  information not available
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 13:    Lots 1 & 2, NW/4SW/4, SW/4NW/4, E/2NW/4
          Glacier County, Montana

     Mineral interest in the following lands:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 13:    Lot 3
          Section 14:    Lot 4
          Glacier County, Montana

     Lessor:    Morrison
     Date:      September 17, 1935
     Recorded:  Book 5, Page 360, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 23:    Lots 8 & 9, E/2NE/4SE/4
          Glacier County, Montana

     Lessor:    Barrington
     Date:      October 1, 1932
     Recorded:  Book 4, Page 321, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 13:    SE/4, E/2SW/4
          Section 24:    Lots 1 & 2, SE/4NW/4
          Glacier County, Montana

     Lessor:    Barrington, et al
     Date:      October 22, 1931
     Recorded:  Book 4, Page 89, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 19:    Lots 1, 2 & 3, NE/4SW/4 - oil rights only

          Glacier County, Montana

     Lessor:    McCauley, et al
     Date:      November 15, 1933
     Recorded:  Book 4, Page 506, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 19:    Lot 4
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 24:    SE/4SE/4
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:    McCauley, et ux
     Date:      February 27, 1943
     Recorded:  Book 7, Page 511, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 30:    Lots 1 & 2
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:    Miller
     Date:      February 8, 1932
     Recorded:  Book 3, Page 394, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 19:    SW/4SE/4, SE/4SW/4
          Section 28:    NW/4NW/4
          Section 29:    N/2N/2, SE/4SW/4
          Section 30:    NE/4NW/4,NW/4NE/4
          Glacier County, Montana

     Lessor:    Miller
     Date:      April 20, 1932
     Recorded:  Book 4, Page 830, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 19:    E/2SE/4
          Section 29:    N/2SW/4
          Section 30:    E/2NE/4
          Section 32:    S/2N/2
          Section 33:    SW/4NW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Hessler, et ux
     Date:      June 6, 1930
     Recorded:  Book 2, Page 518, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 18:    E/2SE/4
          Section 19:    E/2NE/4, NW/4SE/4
          Section 20:    NW/4
          from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:    Scheuren
     Date:      October 10, 1931
     Recorded:  Book 4, Page 79, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 20:    SW/4, S/2SE/4
          Section 21:    SW/4SW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Stahl
     Date:      July 12, 1932
     Recorded:  Book 4, Page 126, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 20:    N/2SE/4
          Section 21:    N/2SW/4
          Glacier County, Montana

     Lessor:    Neill
     Date:      October 28, 1931
     Recorded:  Book 3, Page 516, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 20:    NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Corrigeaux
     Date:      February 2, 1932
     Recorded:  Book 3, Page 392, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 21:    NW/4 - oil rights only
          Glacier County, Montana

     Lessor:    Great Northern Railway Co.
     Date:      February 14, 1936
     Recorded:  Book 5, Page 49B, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 16: That por. Of GNNR right-of-way within the W/2 of Sec 16 oil rights only
          Glacier County, Montana

     Lessor:    Bannister
     Date:      November 14, 1931
     Recorded:  Book 3, Page 458, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 21: NW/4NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Evans, et vir
     Date:      November 3, 1931
     Recorded:  Book 3, Page 484, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 21:    S/2NE/4
          Glacier County, Montana

     Lessor:    Williams, et ux
     Date:      January 26, 1934
     Recorded:  Book 4, Page 596, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 21:    SE/4
          Glacier County, Montana

     Lessor:    Lahr, et ux
     Date:      October 20, 1931
     Recorded:  Book 3, Page 494, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 28:    NE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Corrigeux
     Date:      February 1, 1932
     Recorded:  Book 3, Page 454, Glacier County records

     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 21:    SE/4SW/4
          Section 28: E/2NW/4, SW/4NW/4, E/2SW/4, SW/4SW/4, NW/4SE/4 - oil rights only
          Glacier County, Montana

     Lessor:    Miller
     Date:      August 11, 1932 (4/5), August 14, 1935 (1/5)
     Recorded:  Book 5, Page 299, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 29:    S/2, S/2NW/4, SW/4NE/4, NW/4SE/4
          Glacier County, Montana

     Lessor:    Miller, et ux
     Date:      August 15, 1930
     Recorded:  Book 2, Page 449, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 29:    S/2SE/4
          Section 32:    N/2NE/4
          Glacier County, Montana

     Lessor:    Iden N. Rasmusson, et ux
     Date:      November 4, 1932
     Recorded:  Book 45, Page 354, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 32:    Lots 1, 2, SE/4SE/4, NE/4SW/4, N/2SE/4, SW/4SE/4
          Section 33:    SW/4SW/4, NW/4SW/4
          Glacier County, Montana


     Lessor:    Morgan
     Date:      July 11, 1930
     Recorded:  Book 2, Page 579, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 33: N/2NW/4 from the surface to the stratigraphic equivalent of the top of the Madison formation
          Glacier County, Montana

     Lessor:    Lookhoff
     Date:      November 19, 1931
     Recorded:  Book 4, Page 76, Glacier County records

     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 28:    SW/4SE/4
          Section 33:    NE/4, SE/4NW/4, E/2SW/4, W/2SE/4
          Section 34:    W/2NW/4 - oil rights only
          Glacier County, Montana

     Lessor:   Winkler, et ux
     Date:     October 30, 1931
     Recorded: Book 3, Page 553 Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 27:    W/2SW/4
          Section 28:    E/2SE/4 - oil rights only
          Glacier County, Montana

     Lessor:   Minette
     Date:     October 27, 1931
     Recorded: Book 3, Page 514, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 27: SE/2SW/4
          Section 34: NE/4NW/4 - oil rights only
          Glacier County, Montana

     Lessor:   Corrigeux, et ux
     Date:     August 14, 1959
     Recorded: Book 25, Page 7, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 34:    SE/4NW/4 - oil rights only
          Glacier County, Montana

     Lessor:   Bonnet
     Date:     July 17, 1934
     Recorded: Book 5, Page 61, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 33 NORTH, RANGE 5 WEST, MPM
          Section 33:    E/2SE/4
          Section 34:    W/2SW/4
          TOWNSHIP 32 NORTH, RANGE 5 WEST, MPM
          Section 3:     Lot 4, SW/4NW/4, SW/4SW/4
          Section 4:     Lots 1, 2, 3, 4, S/2N/2, SE/4SE/4, W/2SE/4, NW/4SW/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

1-1                          2503505690
6-1                          2503505879
8-1                          2503505776
11-2                         2503505948
13A-3                        2503505927
13A-5                        2503505931
13A-6                        2503505936
13B-1                        2503505909
14-4                         2503505928
15-3                         2503508690
15-4                         2503505915
17A-7                        2503521730
17A-8                        2503521731
17B-3                        2503505887
18A-1                        2503505880
19B-5                        2503505838
19B-8                        2503505843
20-4                         2503521840
22-5                         2503505822
23-2X                        2503521529
24-1                         2503505849
25A-1X                       2503521733
36-2                         2503505770
37-1                         2503505800
38-3                         2503505772
38-11                        2503521803
38-12                        2503521818
40-3                         2503505750
40-4                         2503505774
46-6                         2503505751
47-1                         2503505727
49-3                         2503505717
49-4                         2503505689
49-6                         2503505718
49-7                         2503505728
49-13                        2503521816
50-4                         2503521804
50-5                         2503521839
51-1                         2503505747
51-2                         2503560038
51-3                         2503505805
51-4                         2503505745
52-1                         2503505754
54-2                         2503505729

54-5                         2503505714
55-1                         2503505678
56-3                         2503505710
56-4                         2503505698
56-8                         2503521817
57-3                         2503505687
59-20                        2503505648
60B-21                       2503505675
61A-8                        2503521773
76-1                         2503505553


CUT BANK AIRPORT
GLACIER COUNTY, MONTANA

     Lessor:   Doris Teeple
     Lessee:   Union Oil Company of California
     Date:     December 14, 1990
     Recorded: Book 47, Page 285, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section: E/2NE/4, E/2W/2NE/4
          Section: NW/4
          Glacier County, Montana

     Lessor:   John E. Williams
     Lessee:   Union Oil Company of California
     Date:     January 8, 1991
     Recorded: Book 47, Page 329, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 15:    E/2NE/4, E/2W/2NE/4
          Section 14:    NW/4
          Glacier County, Montana

     Lessor:   Charlotte H. Kingman
     Lessee:   Union Oil Company of California
     Date:     December 14, 1990
     Recorded: Book 47, Page 287, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 15:    E/2NE/4, E/2W/2NE/4
          Section 14:    NW/4
          Glacier County, Montana

     Lessor:   Letha Jeanette Roper, et vir
     Lessee:   Union Oil Company of California
     Date:     December 14, 1990
     Recorded: Book 47, Page 279, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 15:    E/2NE/4, E/2W/2NE/4
          Section 14:    NW/4
          Glacier County, Montana

     Lessor:   First Interstate Bank of Oklahoma, N.A.
     Lessee:   Union Oil Company of California
     Date:     December 14, 1990
     Recorded: Book 47, Page 323, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 15:    E/2NE/4, E/2W/2NE/4
          Section 14:    NW/4
          Glacier County, Montana

     Lessor:   James A. Armstrong
     Lessee:   Union Oil Company of California
     Date:     December 14, 1990
     Recorded: Book 47, Page 273, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 33 NORTH, RANGE 6 WEST, MPM
          Section 15:    E/2SE/4, E/2SW/4SE/4, E/2NW/4SE/4
          Section 14:    SW/4
          Glacier County, Montana

     Fee Mineral Interest in
          TOWNSHIP 33 NORTH, RANGE 6 WEST
          Section 14:    SW/4SE/4
          Section 23:    NE/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

1-23                         2503521855
2-14                         2503521852
2-23                         2503521854
2-14H                        2503521879

MCGUINNESS UNIT
GLACIER COUNTY, MONTANA

LEASES AND LANDS (OIL RIGHTS ONLY)

     Lessor:   D. Frank Stufft et al
     Lessee:   Glacier Production Company
     Date:     June 3, 1942
     Recorded: information unavailable
     Insofar and only insofar as it covers:
          TOWNSHIP 36 NORTH, RANGE 5 WEST, MPM
          Section 30:    S/2SW/4
          Section 31:    N/2, E/2SW/4, SE/4
          TOWNSHIP 35 NORTH, RANGE 5 WEST, MPM
          Section 5:     SW/4, Lots 3, 4, S/2NW/4
          Section 6:     Lots 1, 2, 3, 4, 5, SE/4SE/4, NE/4SE/4, S/2NE/4,
                         SE/4NW/4
          Section 7:     E/2NE/4, N/2SE/4
          Section 8:     N/2, N2SW/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

7                            2503506584
9                            2503506572


A. TETERUD LEASES
GLACIER COUNTY, MONTANA

LEASES AND LANDS (OIL RIGHTS ONLY)

     Lessor:   Martin Teterud, et ux
     Lessee:   Louis B. O'Neil
     Date:     April 25, 1931
     Recorded: Book 2, Page 107, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 36 NORTH, RANGE 5 WEST, MPM
          Section 26:    S/2S/2
          Section 35:    N/2N/2
          Glacier County, Montana

     Lessor:   Andrew E. Teterud, et al
     Lessee:   Louis B. O'Neil
     Date:     May 1, 1931
     Recorded: Book 3, Page 202, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 36 NORTH, RANGE 5 WEST, MPM
          Section 34:    SE/4NE/4
          Section 35:    S/2NW/4, SW/4NE/4, SE/4

          Glacier County, Montana

     Lessor:   Martin Teterud, et ux
     Lessee:   Louis B. O'Neil
     Date:     September 3, 1931
     Recorded: Book 3, Page 221, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 35 NORTH, RANGE 5 WEST, MPM
          Section 2:     Lots 3, 4, SW/4NW/4, NW/4SW/4
          Section 3:     Lot 1, SE/4NE/4, E/2SE/4
          Section 10:    N/2NE/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

3                            2503506627

YUNCK UNIT
GLACIER COUNTY, MONTANA

LEASES AND LANDS (OIL RIGHTS ONLY):

     Lessor:   John Sim et al
     Lessee:   Glacier Production Company
     Date:     May 1, 1939
     Recorded: not available
     Insofar and only insofar as it covers
          TOWNSHIP 35 NORTH, RANGE 5 WEST, MPM
          Section 34:    S/2SE/4
          Section 35:    SW/4SW/4, E/2SW/4, SE/4
          TOWNSHIP 34 NORTH, RANGE 5 WEST, MPM
          Section 2:     Lots 1, 2, 3, 4, S/2NW/4, S/2NE/4, SE/4SW/4, SE/4
          Section 3:     SW4NW/4, E/2NW/4, NE/4, SW/4, N/2SE/4, SW/4SE/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

2                            2503507245

STUFFT LEASES
GLACIER COUNTY, MONTANA

LEASES AND LANDS (OIL RIGHTS ONLY):

     Lessor:   D. Frank Stufft, et ux
     Lessee:   Union Oil Company of California

     Date:     September 4, 1947
     Recorded: Book 10, Page 9, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 36 NORTH, RANGE 5 WEST, MPM
          Section 18:    NW/4SE/4, E/2SW/4, NW/4SW/4
          Glacier County, Montana

     Lessor:   D. Frank Stufft et ux
     Lessee:   Glacier Production Company
     Date:     December 17, 1942
     Recorded: Book 7, Page 531, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 36 NORTH, RANGE 5 WEST, MPM
          Section 18:    SW/4SW/4
          Section 19:    N/2, SE/4
          Glacier County, Montana

     Lessor:   Esther M. Stufft
     Lessee:   Union Oil Company of California
     Date:     January 15, 1992
     Recorded: Book 47, Page 423, Glacier County records
     Insofar and only insofar as it covers:
          TOWNSHIP 36 NORTH, RANGE 6 WEST, MPM
          Section 24:    SE/4
          Glacier County, Montana

     Lessor:   Carmen C. Stufft
     Lessee:   Union Oil Company of California
     Date:     January 15, 1992
     Recorded: Book 47, Page 421, Glacier County records
     Insofar and only insofar as it covers
          TOWNSHIP 36 NORTH, RANGE 6 WEST, MPM
          Section 24:    SE/4
          Glacier County, Montana

WELLS                        API NO.
-----                        -------

416-3                        2503506746
416-4                        2503506756
416-6                        2503506734
416-7                        2503506733
416-8                        2503506720
416-9                        2503506731

LANGABEER UNIT
GLACIER COUNTY, MONTANA

LEASES AND LANDS (OIL RIGHTS ONLY):

     Lessor:   August Lindberg et al
     Lessee:   Montana Power Gas Company
     Date:     February 12,1936
     Recorded: not available
     Insofar and only insofar as it covers:
          TOWNSHIP 35 NORTH, RANGE 5 WEST, MPM
          Section 6:     SW/4, W/2SE/4
          Section 7:     Lots 3,4, E/2SW/4, NW/4, W/2NE/4, S/2SE/4
          Section 8:     S/2SW/4
          Section 17:    NW/4, N/2SW/4, SE/4SW/4, NW/4SE/4, NE/4SE/4, S/2SE/4,
                         NE/4
          Section 18:    Lots 1 and 2, SE/4NW/4, NE/4NW/4, NE/4
          Section 20:    N/2NE/4
          Glacier County, Montana


WELLS                        API NO.
-----                        -------

6                            2503506556

WELL NAME               WELL NUMBER                   INTEREST    PERCENTAGE
---------               -----------                   --------    ----------
DAHLWIST UT 32-15    5  2602157 MT     1/1  10/01/95     WI      0.8938680000
LANGABEER UT         5  2602257 MT     1/1  10/01/95     WI      0.8868690000
MCQUINESS WTRFLD     5  2602270 MT     1/1  10/01/94     WI      1.0000000000
MCGUINESS UT 36      5  2602271 MT     1/1  10/01/95     WI      0.8750000000
STUFFT #416          5  2602340 MT     1/1  10/01/94     WI      0.8750000000
STUFFT #417          5  2602343 MT     1/1  10/01/95     WI      0.8750000000
STUFFT #418          5  2602344 MT     1/1  10/01/95     WI      0.8750000000
YUNCK UT             5  2602388 MT     1/1  10/01/95     WI      0.8958160000
FISHER-TORBET        5  2603186 MT     1/1  10/01/95     WI      0.8750000000
TAYLOR SPIKES        5  2603352 MT     1/1  10/01/94     WI      0.8750000000
TETERUD, AE, M.L.    5  2603354 MT     1/1  10/01/95     WI      0.8750000000
TETERUD M            5  2603355 MT     1/1  10/01/94     WI      0.8750000000
TETERUD 112          5  2603356 MT     1/1  10/01/94     WI      0.8750000000
SCCBS UT             5  2605141 MT     1/1  07/01/96     WI      0.8361845271
USA CH 037867        5  5008365 WY     1/1  07/01/96     WI      0.9180000000
USA CG 936766 TR 1&2 5  5008366 WY     1/1  07/01/96     WI      0.9142500000
USA CH 037866 TR 3   5  5008367 WY     1/1  10/01/94     WI      0.6423500000
CUTBANK AIRPORT FLD  5  260114501 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114502 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114503 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114504 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114505 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114506 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114507 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114508 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114509 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114510 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114511 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114512 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114513 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114514 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114515 MT   1/1  10/01/95     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114516 MT   1/1  10/01/95     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114516 MT   1/1  11/01/95     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114517 MT   1/1  10/01/95     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114518 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114519 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114520 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114521 MT   1/1  10/01/95     WI      0.8812709000
CUTBANK AIRPORT FLD  5  260114522 MT   1/1  10/01/94    ORRI     0.1165930000
CUTBANK AIRPORT FLD  5  260114522 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114523 MT   1/1  10/01/94    ORRI     0.1566667000
CUTBANK AIRPORT FLD  5  260114523 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114524 MT   1/1  10/01/94    ORRI     0.1566667000
CUTBANK AIRPORT FLD  5  260114524 MT   1/1  10/01/94     WI      0.8333333000

WELL NAME               WELL NUMBER                   INTEREST    PERCENTAGE
---------               -----------                   --------    ----------
CUTBANK AIRPORT FLD  5  260114525 MT   1/1  10/01/94     WI      0.8281248000
CUTBANK AIRPORT FLD  5  260114526 MT   1/1  10/01/94     WI      0.8281248000
CUTBANK AIRPORT FLD  5  260114527 MT   1/1  10/01/94     WI      0.8281248000
CUTBANK AIRPORT FLD  5  260114528 MT   1/1  10/01/94     WI      0.8333333000
CUTBANK AIRPORT FLD  5  260114550 MT   1/1  10/01/94     RI      0.1512835000
CUTBANK AIRPORT FLD  5  260114550 MT   1/1  10/01/94     WI      0.8487165000
MALTBY               5  260514201 MT   1/1  10/01/94    ORRI     0.0550086000
MALTBY               5  260514201 MT   1/1  10/01/94     WI      0.8750000000
STATE 16             5  260514308 MT   1/1  10/01/94    ORRI     0.0078130000
STATE 16             5  260514308 MT   1/1  10/01/94     WI      0.8421870000
LOOKOFF              5  260514401 MT   1/1  10/01/94     WI      0.8750000000
WINKLER              5  260514503 MT   1/1  10/01/94     WI      0.8737500000
BONNETT              5  260514611 MT   1/1  10/01/94    ORRI     0.0108696000
BONNETT              5  260514611 MT   1/1  10/01/94     WI      0.9125000000
AM-KIRK UT           5  500115001 WY   1/1  10/01/94     WI      0.8700000000
AM-KIRK UT           5  500115002 WY   1/1  10/01/94     WI      0.4912500000
AM-KIRK UT           5  500115003 WY   1/1  10/01/94     WI      0.4837500000